SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                            _______________________


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): May 19, 2004


                             TRANS-LUX CORPORATION
                             ---------------------
            (Exact name of registrant as specified in its charter)


     Delaware                          1-2257                   13-1394750
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(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


                 110 Richards Avenue, Norwalk, CT  06856-5090
                 --------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321


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        (Former name or former address, if changed since last report.)













Item 5.   Other Events

          Prior to the Corporations's 2004 Annual Meeting of Stockholders, the Trans-Lux Corporation board of directors has adopted a Code of Business Conduct and Ethics Guidelines


Item 7.   Financial Statements and Exhibits

                (c)  Exhibits.

                       14    Trans-Lux Corporation Code of Business Conduct and
                               Ethics Guidelines

                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TRANS-LUX CORPORATION



                                                By: /s/ Angela D. Toppi
                                                    ------------------------
                                                    Angela D. Toppi
                                                    Executive Vice President
                                                    and Chief Financial Officer



Date:  May 19, 2004